Exhibit 10.9(3)

THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 30, 2021, is entered into by and among AGILETHOUGHT, INC. (formerly known as AN GLOBAL INC), a Delaware corporation (“Ultimate Holdings”) and AN EXTEND, S.A. DE C.V., a sociedad anónima de capital variable incorporated and existing under the laws of Mexico (“AN Extend” and together with Ultimate Holdings, each a “Borrower” and collectively, the “Borrowers”), AN GLOBAL LLC, a Delaware limited liability company (“Intermediate Holdings” and together with Ultimate Holdings, the “Holdings Companies”), the other Loan Parties party hereto, the financial institutions party hereto as lenders (together with their respective successors and assigns, the “Lenders”), GLAS USA LLC, as Administrative Agent for the Lenders, and GLAS AMERICAS LLC, as the Collateral Agent for the Lenders.

recitals

WHEREAS, the Borrowers, the Guarantors party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent are parties to that certain First Amended and Restated Credit Agreement, dated as of January 30, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers and Holdings Companies now desire that the Administrative Agent, the Collateral Agent and the Lenders agree to make certain amendments to the Credit Agreement; and

WHEREAS, the Administrative Agent, the Collateral Agent and the Lenders have agreed to do so, but only on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the matters set forth in the above Recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1 Amendments to Credit Agreement. Subject to the effectiveness of this Amendment, including, without limitation, the satisfaction of the conditions of effectiveness set forth in Section 4 below, on the Amendment No. 3 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

1.1 Section 1.1. of the Credit Agreement is hereby amended and restated to add the following new defined terms in the appropriate alphabetical order:

“Amendment No. 3 Effective Date” is defined in the Third Amendment.

“Third Amendment” means that certain Third Amendment to First Amended and Restated Credit Agreement dated as of April 30, 2021.

“Warrants” means (a) the warrants issued by LIVK in connection with its initial public offering of units (the “IPO”) to buyers of its units in the IPO and (b) the warrants issued by LIVK to its sponsor, LIV Capital Acquisition Sponsor, L.P., in a private placement occurring substantially concurrently with the IPO, substantially in the form attached as Exhibit A to the Third Amendment.

1.2 The definition of “Fixed Charges” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Fixed Charges” means, for the Consolidated Group determined on a consolidated basis in accordance with GAAP for any Computation Period, the sum of, without duplication, (a) cash Interest Expense thereof in such Computation Period, plus (b) scheduled principal payments of Debt thereof (including (i) the loans under the Senior Credit Facility, (ii) the Loans to the extent any such payments thereof would constitute “Permitted Second Lien Debt Payments” under the Senior Credit Facility, and (iii) any Earn-out Obligations, including, without limitation, all Permitted Earn-out Obligations (other than the Permitted Earn-out Obligations paid out of funds on deposit in the Segregated Account), but excluding (x) the revolving loans under the Senior Credit Facility and (y) scheduled payments of principal required to paid pursuant to Section 6.4.2 thereof during the Modified Amortization Period (as such term is defined in the Senior Credit Facility)) in such Computation Period; provided that, for the avoidance of doubt, any Permitted Earn-out Obligation shall be excluded from Fixed Charges to the extent that, as of any date of determination, the Payment Conditions with respect to such Permitted Earn-Out Obligation are not satisfied as of such date (after giving pro forma effect to such payment).

1.3 The definition of “Debt” in Section 1.1. of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Debt” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, including, without limitation, the Loans, (b) all indebtedness of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all Capitalized Lease Obligations of such Person, (d) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business that are not more than 60 days past due), (e) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person; provided that if such Person has not assumed or otherwise become liable for such indebtedness, such indebtedness shall be measured at the fair market value of such property securing such indebtedness at the time of determination, (f) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn), bankers’ acceptances and similar obligations issued for the account of such Person (including the Letters of Credit), (g) all Hedging Obligations of such Person (determined in accordance with the definition of “Hedging Agreement”), (h) all Contingent Liabilities of such Person, (i) all Debt of any partnership of which such Person is a general partner, (j) all non-compete payment obligations, earn-outs and similar obligations of such Person (including, without limitation, all Earn-out Obligations), (k) all monetary obligations under any receivables factoring, receivable sale, or similar transactions and all monetary obligations under any synthetic lease, tax ownership/operating lease, off-balance sheet financing, or similar financing, and (l) any Equity Interests or other equity instrument (other than the Warrants), whether or not mandatorily redeemable, that under GAAP is characterized as debt, whether pursuant to financial accounting standards board issuance No. 150 or otherwise.

1.4 Section 10.1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Annual Report. Promptly when available and in any event within 120 days after the close of each Fiscal Year (or, solely for the Fiscal Year ended December 31, 2020, within three Business Days of the Amendment No. 3 Effective Date) (a) a copy of the annual audit report of the Consolidated Group for such Fiscal Year, including consolidated balance sheets and statements of earnings and cash flows of the Consolidated Group as at the end of such Fiscal Year certified without adverse reference to going concern value and without qualification by independent auditors of recognized standing selected by Borrowers and reasonably acceptable to Administrative Agent, and (b) a balance sheet of the Consolidated Group as of the end of that Fiscal Year and statement of earnings and cash flows for the Consolidated Group for that Fiscal Year, certified by a Senior Officer of Borrower Representative.

1.5 Clause (e) in Section 11.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(i) Permitted Earn-out Obligations, and (ii) Subordinated Debt (other than, for avoidance of doubt, any Permitted Earn-out Obligations) incurred after the Closing Date in an aggregate outstanding amount for all Loan Parties and their Subsidiaries not to exceed $4,000,000 at any time, so long as such Subordinated Debt is subject to a Subordination Agreement;

1.6 Clause (v) in Section 11.4 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(v) a SPAC Transaction, so long as such SPAC Transaction is consummated in accordance with Section 3 of the Third Amendment.

1.7 Section 11.12.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

11.12.1 Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio of the Consolidated Group for any Computation Period to be less than the applicable ratio set forth below for such Computation Period:

Computation Period Ending	Fixed Charge Coverage
June 30, 2019	1.15:1.00
September 30, 2019	1.15:1.00
December 31, 2019	1.20:1.00
March 31, 2020, June 30, 2020, and September 30, 2020	1.25:1.00
December 31, 2020	1.15:1.00
March 31, 2021	1.10:1.00
June 30, 2021	1.10:1.00
September 30, 2021	1.20:1.00
December 31, 2021 and each Computation Period ending thereafter	1.25:1.00

1.8 Section 11.12.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

11.12.2 Total Leverage Ratio. Permit the Total Leverage Ratio of the Consolidated Group for any Computation Period to exceed the applicable ratio set forth below for such Computation Period:

Computation Period Ending	Total Leverage Ratio
June 30, 2019	3.75:1.00
September 30, 2019	3.50:1.00
December 31, 2019	3.50:1.00
March 31, 2020	3.25:1.00
June 30, 2020	3.00:1.00
September 30, 2020	3.50:1.00
December 31, 2020	5.40:1.00
March 31, 2021	5.25:1.00
June 30, 2021	5.25:1.00
September 30, 2021	4.50:1.00
December 31, 2021	3.50:1.00
March 31, 2022 and each Computation Period ending thereafter	3.00:1.00

Section 2 Financial Advisor. The parties hereto agree that the Lenders may at any time, in their discretion, employ a financial advisor acceptable to the Lenders in their discretion to review the forecast for and operations of the Consolidated Group, at the sole expense of the Borrowers.

Section 3 Consents. Notwithstanding anything to the contrary in any Loan Document, subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Lenders hereby consent to the SPAC Transaction so long as (i) both before and after giving effect to the SPAC Transaction, no Default or Event of Default exists, and (ii) (A) such SPAC Transaction shall be consummated based on an implied enterprise value of Ultimate Holdings of not less than U.S.$450,000,000, and (B) the aggregate amount of cash proceeds received by Ultimate Holdings or the SPAC in connection with the SPAC Transaction (including (x) cash proceeds pursuant to a “private investment in public equity,” (y) cash released from LIVK’s trust account in connection with the consummation of the SPAC Transaction and (z) cash investments pursuant to the LIV Equity Contribution Agreement) shall not be less than U.S.$40,000,000. In addition, notwithstanding anything to the contrary in any Loan Document, subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Lenders hereby consent to the amendment of the certificate of incorporation of Ultimate Holdings substantially as required pursuant to Section 2.2 of the LIV Equity Contribution Agreement (the “Charter Amendment”), but solely provided that (x) the Lenders are given three Business Days’ notice, and a copy of such Charter Amendment prior to the filing thereof, and (y) the Charter Amendment is not adverse to the interests of the Lenders (unless otherwise agreed by the Lenders in writing). For the avoidance of doubt, the Lenders hereby agree that the terms of the Charter Amendment set forth in the Equity Term Sheet attached to the Second Amendment as Exhibit 3 are not adverse to the interests of the Administrative Agent or the Lenders.

Section 4 Definitions. All capitalized term used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement as amended hereby.

Section 5 Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective upon the satisfaction of each of the following conditions (the date on which all such conditions precedent have been satisfied, the “Amendment No. 3 Effective Date”):

5.1 The Administrative Agent and the Lenders shall have received a copy of this Amendment signed by the Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders;

5.2 The Administrative Agent and the Lenders shall have received a fully executed copy of the Fourth Amendment to Amended and Restated Credit Agreement, dated as of the date of this Amendment, amending the Senior Credit Facility in form and substance satisfactory to the Lenders;

5.3 The Administrative Agent and the Lenders shall have received evidence of payment by the Borrowers of all accrued and unpaid fees, costs and expenses incurred prior to or on the Amendment No. 3 Effective Date, including all Attorney Costs of the Administrative Agent and the Lenders incurred prior to or on the Amendment No. 3 Effective Date; and

5.4 All representations and warranties set forth in Section 6 hereof are true and correct.

Section 6 Representations and Warranties. To induce the Administrative Agent and the Lenders to execute this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

6.1 the execution, delivery and performance of this Amendment by the Loan Parties has been duly authorized, and this Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as the enforceability may be limited by bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity;

6.2 the execution, delivery and performance of this Amendment by each Loan Party does not require any consent or approval of any governmental agency or authority (other than (i) any consent or approval which has been obtained and is in full force and effect, or (ii) where the failure to obtain such consent would not reasonably be expected to result in a Material Adverse Effect);

6.3 after giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (unless any such representation or warranty is by its terms qualified by concepts of materiality, in which case that representation or warranty is true and correct in all respects) with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case that representation or warranty is true and correct in all material respects or in all respects, as applicable, as of that earlier date); and

6.4 after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing or would result from the execution and effectiveness of this Amendment.

Section 7 Ratification and Reaffirmation. Each Loan Party hereby ratifies and confirms the Credit Agreement and each other Loan Document to which it is a party, each of which shall remain in full force and effect according to their respective terms, as amended hereby. In connection with the execution and delivery of this Amendment and the other Loan Documents delivered herewith, each Loan Party, as borrower, debtor, grantor, mortgagor, pledgor, guarantor, assignor, obligor or in other similar capacities in which such Loan Party grants liens or security interests in its properties or otherwise acts as an accommodation party, guarantor, obligor or indemnitor or in such other similar capacities, as the case may be, in any case under any Loan Documents, hereby (a) ratifies, reaffirms, confirms and continues all of its payment and performance and other obligations, including obligations to indemnify, guarantee, act as surety, or as principal obligor, in each case contingent or otherwise, under each of such Loan Documents to which it is a party, (b) ratifies, reaffirms, confirms and continues its grant of liens on, or security interests in, and assignments of its properties pursuant to such Loan Documents to which it is a party as security for the Obligations, and (c) confirms and agrees that such liens and security interests secure all of the Obligations. Each Loan Party hereby consents to the terms and conditions of the Credit Agreement, as amended hereby. Each Loan Party acknowledges (i) that each of the Loan Documents to which it is a party remains in full force and effect, (ii) that each of the Loan Documents to which it is a party is hereby ratified, continued and confirmed, (iii) that any and all obligations of such Loan Party under any one or more such documents to which it is a party is hereby ratified, continued and reaffirmed, and (iv) that, to such Loan Party’s knowledge, there exists no offset, counterclaim, deduction or defense to any obligations described in this Section 6. This Amendment shall not constitute a course of dealing with the Administrative Agent, the Collateral Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by the Administrative Agent, the Collateral Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.

Section 8 Miscellaneous.

8.1 Signatures; Effect of Amendment. By executing this Amendment, each of the Loan Parties is deemed to have executed the Credit Agreement, as amended hereby, as a Borrower and a Loan Party (or, in the case of the Intermediate Holdings and the Guarantors, solely as a Loan Party). All such Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders acknowledge and agree that (a) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed, and (b) other than as expressly set forth herein, the obligations under the Credit Agreement and the guarantees, pledges and grants of security interests created under or pursuant to the Credit Agreement and the other Loan Documents continue in full force and effect in accordance with their respective terms and the Collateral secures and shall continue to secure the Loan Parties’ obligations under the Credit Agreement (as amended hereby) and any other obligations and liabilities provided for under the Loan Documents. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document, nor constitute a novation of any of the Obligations under the Credit Agreement or obligations under the Loan Documents. This Amendment does not extinguish the indebtedness or liabilities outstanding in connection with the Credit Agreement or any of the other Loan Documents. No delay on the part of the Administrative Agent, the Collateral Agent or any Lender in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 15.1 of the Credit Agreement.

8.2 Counterparts. This Amendment may be executed electronically and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of the executed counterpart of this Amendment by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart to this Amendment.

8.3 Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

8.4 Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

8.5 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

8.6 References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Credit Agreement, or any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as may be further amended, modified, restated, supplemented or extended from time to time.

8.7 Governing Law. THIS AMENDMENT IS A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

8.8 Payment of Costs and Expenses. Each Loan Party, jointly and severally, agree pursuant to the terms of Section 15.5 of the Credit Agreement, to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Lenders incurred in connection with the transactions contemplated hereby (including Attorney Costs and Taxes) in connection with the preparation, execution and delivery of this Amendment and the other Loan Documents.

8.9 Administrative Agent and Collateral Agent Instruction. Each Lender party hereto, through its execution of this Amendment, hereby instructs each of the Administrative Agent and the Collateral Agent to execute and deliver this Amendment.

[Signatures Immediately Follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

AGILETHOUGHT, INC,
as Borrower

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	Chairman

AN EXTEND, S.A. de C.V.,
as Borrower

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

AN GLOBAL LLC,
as Loan Party

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	President

4th SOURCE LLC,
as Loan Party

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	President

IT GLOBAL HOLDING, LLC,
as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	President

[Signature Page to Third Amendment to First Amended and Restated Credit Agreement]

QMX INVESTMENT HOLDINGS USA,
as Loan Party

By:	/s/ Jorge Pliego Seguin
Name:	Jorge Pliego Seguin
Title:	Treasurer

NORTH AMERICAN SOFTWARE S.A.P.I. DE C.V., as Loan Party

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

4TH SOURCE HOLDING CORP., as Loan Party

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	Sole Director

FACULTAS ANALYTICS, S.A.P.I. DE C.V., as Loan Party

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

[Signature Page to Third Amendment to First Amended and Restated Credit Agreement]

FAKTOS INC, S.A.P.I. DE C.V., as Loan Party

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

CUARTO ORIGEN, S. DE R.L. DE C.V., as Loan Party

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

4TH SOURCE MEXICO, LLC, as Loan Party

By: 4TH SOURCE LLC as Sole Member

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	President

[Signature Page to Third Amendment to First Amended and Restated Credit Agreement]

AGS ALPAMA GLOBAL SERVICES MEXICO, S.A DE C.V., as Loan Party

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

ENTREPIDS TECHNOLOGY INC., as Loan Party

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

ENTREPIDS MEXICO, S.A. DE C.V., as Loan Party

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

AGS ALPAMA GLOBAL SERVICES USA, LLC., as Loan Party

By: QMX INVESTMENT HOLDINGS USA, INC. as Sole Member

By:	/s/ Jorge Pliego Seguin
Name:	Jorge Pliego Seguin
Title:	Treasurer

[Signature Page to Third Amendment to First Amended and Restated Credit Agreement]

AN UX, S.A de C.V., as Loan Party

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

AN EVOLUTION, S.A. DE C.V., as Loan Party

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

AN DATA INTELLIGENCE, S.A. DE C.V., as Loan Party

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

ANZEN SOLUCIONES, S.A. DE C.V., as Loan Party

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

[Signature Page to Third Amendment to First Amended and Restated Credit Agreement]

AN USA, as Loan Party

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	President

AGS NASOFT SERVICIOS ADMINISTRATIVOS, S.A. DE C.V., as Loan Party

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

NASOFT SERVICIOS ADMINISTRATIVOS, S.A DE C.V., as Loan Party

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

AGILETHOUGHT, LLC, as Loan Party

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	Global Chief Executive Officer

[Signature Page to Third Amendment to First Amended and Restated Credit Agreement]

INVERTIS, S.A. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Sole Director

[Signature Page to Third Amendment to First Amended and Restated Credit Agreement]

GLAS USA LLC, as Administrative Agent

By:	/s/ Lisha John
Name:	LISHA JOHN
Title:	VICE PRESIDENT

GLAS AMERICAS LLC, as Collateral Agent

By:	/s/ Lisha John
Name:	LISHA JOHN
Title:	VICE PRESIDENT

[Signature Page to Third Amendment to First Amended and Restated Credit Agreement]

BANCO NACIONAL DE MÉXICO S.A., INTEGRANTE DEL GRUPO FINANCIERO BANAMEX, DIVISIÓN FIDUCIARIA, COMO FIDUCIARIO DEL FIDEICOMISO IRREVOCABLE F/17937-8, as Tranche A Lender and Tranche A-2 Lender

By:	/s/ Manuel Ramos
Name:	Manuel Ramos
Title:	Attorney in fact

By:	/s/ Andres Borrego
Name:	Andres Borrego
Title:	Attorney in fact

Signature page to Third Amendment

NEXXUS CAPITAL PRIVATE EQUITY FUND VI, L.P., as Tranche B Lender and Tranche B-2 Lender

By:	/s/ Arturo José Saval Pérez
Name:	Arturo José Saval Pérez
Title:	Attorney-in-fact

BANCO NACIONAL DE MÉXICO, S.A., MEMBER OF GRUPO FINANCIERO BANAMEX, DIVISION FIDUCIARIA, IN ITS CAPACITY AS TRUSTEE OF THE TRUST “NEXXUS CAPITAL VI”

AND IDENTIFIED WITH NUMBER NO. F/173183,
as Tranche B Lender and Tranche B-2 Lender

By:	/s/ Arturo José Saval Pérez
Name:	Arturo José Saval Pérez
Title:	Attorney-in-fact

[Signature Page to Third Amendment to First Amended and Restated Credit Agreement]

NEXXUS CAPITAL PRIVATE EQUITY FUND VI, L.P., as Tranche B Lender and Tranche B-2 Lender

By:	/s/ Roberto Langenauer Neuman
Name:	Roberto Langenauer Neuman
Title:	Attorney-in-fact

BANCO NACIONAL DE MÉXICO, S.A., MEMBER OF GRUPO FINANCIERO BANAMEX, DIVISION FIDUCIARIA, IN ITS CAPACITY AS TRUSTEE OF THE TRUST “NEXXUS CAPITAL VI” AND IDENTIFIED WITH NUMBER NO. F/173183,

as Tranche B Lender and Tranche B-2 Lender

By:	/s/ Roberto Langenauer Neuman
Name:	Roberto Langenauer Neuman
Title:	Attorney-in-fact

[Signature Page to Third Amendment to First Amended and Restated Credit Agreement]